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CUSIP No. 303051106                                                  Page 1 of 2


                                    Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of February 10, 2006, that only one statement containing the information required by Schedule 13D, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of Factory Card & Party Outlet Corp., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

                                           MIDWOOD CAPITAL PARTNERS, L.P.

                                           By: Midwood Capital Management, LLC
                                                 General Partner

                                           By: /s/ David E. Cohen
                                           -------------------------------------
                                           David E. Cohen
                                           Manager



                                           MIDWOOD CAPITAL
                                           PARTNERS QP, L.P.

                                           By: Midwood Capital Management, LLC
                                                 General Partner

                                           By: /s/ David E. Cohen
                                           -------------------------------------
                                           David E. Cohen
                                           Manager



                                           MIDWOOD CAPITAL
                                           MANAGEMENT, LLC

                                           By: /s/ David E. Cohen
                                           -------------------------------------
                                           David E. Cohen
                                           Manager



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CUSIP No. 303051106                                                  Page 2 of 2


                                           DAVID E. COHEN

                                           By: /s/ David E. Cohen
                                           -------------------------------------
                                           David E. Cohen



                                           ROSS D. DEMONT

                                           By: Ross D. DeMont
                                           -------------------------------------
                                           Ross D. DeMont